UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

November 9, 2022

Date of Report (Date of earliest event reported)

Plutonian Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41554	86-2789369
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1441 Broadway 3rd, 5th & 6th Floors New York NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 969-0946

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of one Common Stock, one redeemable Warrant, and one Right	PLTNU	The Nasdaq Stock Market LLC
Common Stock	PLTN	The Nasdaq Stock Market LLC
Warrant, each warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	PLTNW	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-sixth of one share of Common Stock	PLTNR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On November 9, 2022, the registration statement (File No. 333-267742) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Plutonian Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated November 9, 2022, by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the underwriters;

●	A Rights Agreement, dated November 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Warrant Agreement, dated November 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	Letter Agreements, dated November 9, 2022, by and between the Company and each of the initial stockholders, officers and directors of the Company;

●	An Investment Management Trust Agreement, dated November 9, 2022, by and between the Company and Continental Stock Transfer & Trust Company;

●	A Stock Escrow Agreement, dated November 9, 2022, by and among the Company, Continental Stock Transfer & Trust Company and each of the initial stockholders of the Company;

●	Indemnity Agreements, dated November 9, 2022, by and among the Company and the directors and officers of the Company;

●	A Subscription Agreement, dated November 9, 2022, by and between the Company and Plutonian Investments LLC; and

●	A Registration Rights Agreement, dated November 9, 2022, by and among the Company and the initial stockholders of the Company.

On November 15, 2022, the Company consummated the IPO of 5,750,000 units (the “Public Units”), which includes the full exercise of the underwriter’s over-allotment option of 750,000 Public Units. Each Unit consists of one share of Common Stock (“Common Stock”), one redeemable warrant (“Warrant”) entitling its holder to purchase one share of Common Stock at a price of $11.50 per share, and one right (“Right”) to receive one-sixth (1/6) of a share of Common Stock upon the consummation of an initial business combination. The Public Units were sold at an offering price of $10.00 per Public Unit, generating gross proceeds of $57,500,000.

As of November 15, 2022, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 15, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included as an exhibit to a Current Report on Form 8-K, which the Company plans to file with the Securities and Exchange Commission within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO on November 15, 2022, the Company consummated the private placement (“Private Placement”) with Plutonian Investments LLC, its sponsor, purchasing 266,125 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $2,661,250.

The terms of the Private Units are identical to the Public Units except that the purchaser in the Private Placement agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until the completion of the Company’s initial business combination; the purchaser was granted certain demand and piggyback registration rights in connection with the purchase of the Private Units; the purchaser agreed to certain voting restrictions and agreed to vote the underlying shares of Common Stock in favor of any proposed initial business combination; and the purchaser agreed to not redeem the underlying shares of Common Stock.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 9, 2022, in connection with the IPO, the Company amended and restated its Certificate of Incorporation and filed its Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events

As described in Item 1.01 above, as of November 15, 2022, a total of $58,506,250 of the net proceeds from the IPO and the Private Placement were deposited in a trust account established for the benefit of the Company’s public stockholders. An audited balance sheet as of November 15, 2022 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be included as an exhibit to a Current Report on Form 8-K, which the Company plans to file with the Securities and Exchange Commission within 4 business days of the consummation of the IPO.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 9, 2022, by and between the Registrant and EF Hutton

3.1	Amended and Restated Certificate of Incorporation

4.1	Rights Agreement, dated November 9, 2022, by and between Continental Stock Transfer & Trust Company and the Registrant

4.2	Warrant Agreement, dated November 9, 2022, by and between Continental Stock Transfer & Trust Company and the Registrant

10.1	Letter Agreements, dated November 9, 2022, by and between the Registrant and each of the initial stockholders, officers and directors of the Registrant

10.2	Investment Management Trust Agreement, dated November 9, 2022, by and between Continental Stock Transfer & Trust Company and the Registrant

10.3	Stock Escrow Agreement, dated November 9, 2022, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

10.4	Registration Rights Agreement, dated November 9, 2022, among the Registrant, Continental Stock Transfer & Trust Company and the initial shareholders

10.5	Indemnity Agreements, dated November 9, 2022, among the Registrant, and the directors and officers of the Registrant

10.6	Subscription Agreement, dated November 9, 2022, by and between the Company and Plutonian Investments LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 15, 2022

PLUTONIAN ACQUISITION CORP.

By:	/s/ Wei Kwang Ng
Name:	Wei Kwang Ng
Title:	Chief Executive Officer

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